SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

TIDEWATER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	71-1029846 (I.R.S. Employer Identification No.)

Suite 322, Unit 205, 329 North Road, Coquitlam, British Columbia, Canada (Address of principal executive offices)	V3K 6Z8 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-149823
 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001
(Title of class)

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form S-1 filed with the commission (File No. 333-149823) is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit Number --------	Description --------------------
3.1	Articles of Incorporation (1)
3.2	By-Laws (1)

(1)       Filed as an exhibit to the Registrant's registration statement on Form S-1 filed with the Commission on March 20, 2008.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: April 29, 2008

TIDEWATER RESOURCES INC.

By:      "Bernard Perez"
            ______________________
            Bernard Perez
            President, Chief Executive Officer, Chief Financial Officer,
            Secretary, Treasurer and a director

2